SUPPLEMENT DATED FEBRUARY 28, 2011
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2010

This supplement revises the Pacific Select Fund (Fund) prospectus dated May 1, 2010, as supplemented to date (Prospectus). The changes within this supplement are effective May 1, 2011 unless otherwise noted. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

As a result of action taken by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held in January 2011, J.P. Morgan Investment Management Inc. (JP Morgan) will become the sole management firm of the Long/Short Large-Cap Portfolio, and T. Rowe Price Associates, Inc. (T. Rowe Price) will become the management firm of the Short Duration Bond Portfolio. In order to facilitate these changes, a portion of the portfolio’s holdings may be sold and new investments purchased in accordance with recommendations by the new manager or management team. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the Fund, may begin transitioning prior to May 1, 2011. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with these transitions.

Long/Short Large-Cap Portfolio —

The portfolio will be managed solely by JP Morgan. Although the portfolio will be managed by one investment manager, it will be managed by two portfolio management teams at JP Morgan. PLFA will allocate the portfolio’s assets between the two JP Morgan portfolio management teams. PLFA will normally strive to allocate inflows and outflows equally between the two portfolio management teams. The existing advisory fee waiver will be discontinued in light of this change, in accordance with the terms of the existing agreement. The following individual is anticipated to be added as a portfolio manager.

Terance Chen, CFA	Managing director of JP Morgan since 2010 and portfolio manager of JP Morgan’s U.S. equity group since 2000. Mr. Chen is responsible for the management of several long/short strategies including JP Morgan’s research market neutral since 2000, JP Morgan’s research 130/30 since 2007, and JP Morgan’s research total return since 2008. He was a member of JP Morgan’s portfolio management team for their research enhanced index strategies from 2000 to 2009. Mr. Chen has over 16 years of investment experience and has a BS from New York University’s School of Business.

Effective March 31, 2011, the address for JP Morgan, on page 164, is deleted and replaced with the following: 270 Park Avenue, New York, New York 10017.

Short Duration Bond Portfolio —

Changes to the principal investment policies will be as follows:

•	Money market instruments are added as principal investments.
•	The portfolio may now invest principally (up to 15% of its assets) in foreign debt denominated in U.S. dollars.
•	The portfolio may now invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof.
•	The portfolio may continue to enter into credit default swaps, but these are no longer a principal investment strategy of the portfolio.

Additionally, the portfolio’s benchmark index, currently BofA Merrill Lynch 1-3 Year U.S. Treasury Index, will change to Barclays Capital 1-3 Year Government/Credit Bond Index.

Below is a summary of the expected principal investment strategies:

This portfolio invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality, investment grade securities. Generally, the manager expects to track duration of the Barclays Capital 1-3 Year Government/Credit Bond Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. In addition to making active sector allocations and security selection decisions, the manager also monitors portfolio duration as a part of the management for this portfolio. The portfolio’s average duration will not likely exceed 3 years.

The manager intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, repurchase agreements collateralized by U.S. government securities, and money market instruments. The portfolio may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The portfolio may invest up to 15% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the manager’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The portfolio may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

The manager may also use derivatives (such as options and futures contracts) to primarily hedge against a decline in principal value, adjust portfolio duration or credit risk exposure, or to otherwise achieve the portfolio’s investment goal.

The following individual is anticipated to be added as the portfolio manager:

Edward A. Wiese, CFA	Vice president of T. Rowe Price since 1988, fixed income portfolio manager of T. Rowe Price since 1998, and president and chairman of the investment advisory committee for T. Rowe Price’s short-term bond strategy since 1995, inflation focused strategy since 2006, and limited-term bond portfolio since 1995. Mr. Wiese has 27 years of investment experience. He has a BA from Yale University, an MS from Johns Hopkins University, and an MBA from the Amos Tuck School of Business Administration at Dartmouth College.

Comstock Portfolio — Effective January 1, 2011, PLFA has contractually agreed to waive 0.015% of its management fee through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Invesco with respect to this portfolio is terminated.

International Small-Cap Portfolio — Effective February 1, 2011, PLFA has contractually agreed to waive 0.02% of its management fee through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Batterymarch with respect to this portfolio is terminated.

The following changes are effective as of the date of this supplement:

Mid-Cap Equity Portfolio — A new portfolio manager is added as follows:

The following is added to page 47: Daniel Breslin, Director, Since 2010. The following is added to page 165:

Daniel Breslin	Director of Lazard since 2009, portfolio manager/analyst of Lazard’s U.S. mid cap equity team since 2010 and U.S. small-mid cap equity team since 2007, focusing on the financials, utilities, healthcare and interest rate sensitive industries. Mr. Breslin has over 18 years of investment experience. He has a BA from Rutgers University and an MBA from Pace University.

Small-Cap Equity Portfolio — The eighth and ninth sentences in the Principal investment strategies subsection, on page 52, and the seventh and eighth sentences in the Investments and strategies subsection, on page 119, are deleted and replaced with the following:

The managers generally consider a company to be a small-capitalization company if it has a market capitalization that is no more than: (1) the largest market capitalization of a company in the Russell 2000 Value Index as of the most recent month-end; or (2) the average of the month-end largest market capitalization of a company in the Russell 2000 Value Index over the prior 12 months. As of December 31, 2010, those capitalization amounts were (1) $4.1 and (2) $3.2 billion, respectively.

International Small-Cap Portfolio — All references to portfolio manager Charles F. Lovejoy, CFA, are deleted and a new portfolio manager is added as follows:

The following is added to page 71: Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager, Since 2011. The following is added to page 158:

Stephen A. Lanzendorf, CFA	Deputy chief investment officer and senior portfolio manager of Batterymarch’s developed markets team since 2011. Prior to this, Mr. Lanzendorf was director and senior portfolio manager of Batterymarch’s U.S. team from 2006 to 2010. He has over 26 years of investment experience and holds a BS and MS from the Massachusetts Institute of Technology.

Technology Portfolio — All information pertaining to Reema D. Shah and Ajay Diwan, for Columbia Management Investment Advisers, LLC, in the supplement dated July 23, 2010 to the Prospectus, is deleted.

Form No.	15-31141-00
PSFSUP211

SUPPLEMENT DATED FEBRUARY 28, 2011 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010
This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2010, as supplemented, (together the “SAI”) and must be preceded or accompanied by the SAI. All changes within this supplement are currently in effect, unless otherwise noted. Remember to review the SAI for other important information.
ORGANIZATION AND MANAGEMENT OF THE FUND
In the Investment Adviser section, in the Advisory Fee Schedules chart, beginning on page 68 of the SAI, the following is added as a footnote for the International Small-Cap Portfolio:
PLFA has agreed to waive 0.02% of its advisory fee through April 30, 2012 as long as Batterymarch Financial Management remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.
The following is added as a footnote in the Advisory Fee Schedules chart for the Comstock Portfolio and replaces the footnote noted in the Pacific Select Fund SAI supplement dated December 31, 2010:
PLFA has agreed to waive 0.015% of its advisory fee through April 30, 2012 as long as Invesco Advisers, Inc. remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.
INFORMATION ABOUT THE PORTFOLIO MANAGERS
In the Sub-Advisory Fee Schedule chart, beginning on page 78 of the SAI, information regarding the International Small-Cap Portfolio is deleted and replaced with the following:

Annual Portfolio Management Fees as of 2/1/11
Manager	Portfolio	(as a percentage of average daily net assets)

Batterymarch	International Small-Cap	0.70% of first $100 million
0.60% of next $50 million
0.45% on excess
In the Other Accounts Managed section, in the Asset Based Fees chart, beginning on page 99 of the SAI, information regarding Charles F. Lovejoy with respect to the International Small-Cap Portfolio is deleted and replaced with information regarding Stephen A. Lanzendorf. Information regarding Daniel Breslin with respect to the Mid-Cap Equity Portfolio is added.

ASSET BASED FEES AS OF DECEMBER 31, 2010
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	In the Accounts	Accounts	In the Accounts	Accounts	In the Accounts
International Small-Cap
Stephen A. Lanzendorf	5	$1,721,124,903	6	$273,290,691	46	$3,279,070,222
Mid-Cap Equity
Daniel Breslin	7	$1,982,946,599	1	$9,843,214	29	$929,877,156
In the Performance Based Fees chart, beginning on page 103 of the SAI, information regarding Stephen A. Lanzendorf with respect to the International Small-Cap Portfolio is added.
PERFORMANCE BASED FEES AS OF DECEMBER 31, 2010
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	In the Accounts	Accounts	In the Accounts	Accounts	In the Accounts
International Small-Cap
Stephen A. Lanzendorf	None	N/A	1	$4,609,412	6	$229,312,250
All information regarding Reema D. Shah and Ajay Diwan, with respect to the Technology Portfolio, in the Pacific Select Fund SAI supplement dated July 23, 2010 is deleted.

Form No.	15-31146-00 PSFSAI211